UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): December 18, 2023

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective December 18, 2023, the Board of Directors (the “Board”) of German American Bancorp, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”). The Bylaws, as amended and restated, among other things, establish advance notice procedures with respect to shareholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the Board or a committee of the Board. In order for any matter to be “properly brought” before a meeting, a shareholder will have to comply with advance notice requirements and provide the Company with certain information. Generally, to be timely, a shareholder’s notice must be received at the Company’s principal executive offices not later than 90 days nor earlier than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. The amendments to the Bylaws also implement certain “universal proxy” rules adopted by the Securities and Exchange Commission, including certain procedural requirements relating to director nominations by shareholders set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended. Further, the Bylaws were amended to require that shareholders directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board.

As a result of the amendments discussed above, for business (including, but not limited to, director nominations) to be properly brought before the Company’s 2024 annual meeting of shareholders by a shareholder, notice must be delivered to or mailed and received at the Company’s principal executive offices between January 19, 2024 and February 18, 2024.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated, a copy of which is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	3.1	Amended and Restated Bylaws of German American Bancorp, Inc., effective December 18, 2023.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2023	By:	GERMAN AMERICAN BANCORP, INC. /s/ D. Neil Dauby
D. Neil Dauby, Chairman and Chief Executive Officer